UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2016

TE CONNECTIVITY LTD.

(Exact name of registrant as specified in its charter)

Switzerland	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260

(Commission File Number)

Rheinstrasse 20

CH-8200 Schaffhausen

Switzerland

(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61

(Registrant’s telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K of TE Connectivity Ltd. amends Item 7.01 of the Current Report on Form 8-K filed on April 20, 2016 (the “Original Form 8-K”) solely to correct a typographical error on slide 11 of the investor presentation furnished as Exhibit 99.2 thereto (the “Exhibit”). As previously furnished, slide 11 of the Exhibit reflected a typographical error with respect to organic sales growth at the bottom of the slide, which has been corrected on Exhibit 99.2 to this Amendment No. 1. No other changes have been made to the Original Form 8-K.

Item 7.01.  Regulation FD Disclosure

The Exhibit 99.2 attached hereto is a replacement of the Exhibit furnished on the Original Form 8-K. Other than the aforementioned change to Slide 11, no other changes have been made to the Exhibit.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.2	Presentation — TE Connectivity Q2 2016 Earnings Call (April 20, 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TE CONNECTIVITY LTD.
(Registrant)

By:	/s/ Mario Calastri
Mario Calastri
Senior Vice President, Treasurer, and Acting Chief Financial Officer

Date:  April 20, 2016